Exhibit 21
SUBSIDIARIES 1
OF
VAIL RESORTS, INC.

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
ALL MEDIA ASSOCIATES, INC.	California	MOUNTAIN NEWS CORPORATION MOUNTAIN NEWS
ALL MEDIA HOLDINGS, INC.	Colorado
ARRABELLE AT VAIL SQUARE, LLC	Colorado
AVON PARTNERS II LIMITED LIABILITY COMPANY	Colorado
BCRP, INC.	Delaware
BEAVER CREEK ASSOCIATES, INC.	Colorado
BEANO AT BEAVER CREEK, INC.
HAY MEADOW AT BEAVER CREEK, INC.
LATIGO AT BEAVER CREEK, INC.
MCCOY PARK AT BEAVER CREEK, INC.
RED TAIL AT BEAVER CREEK, INC.
SPRUCE SADDLE RESTAURANT, INC.
STRAWBERRY PARK AT BEAVER CREEK, INC.

BEAVER CREEK CONSULTANTS, INC.	Colorado
BEAVER CREEK FOOD SERVICES, INC.	Colorado	GUNDER’S BEANO’S CABIN
BLACK DIAMOND INSURANCE, INC.	Arizona
BOOTH CREEK SKI HOLDINGS, INC.	Delaware
BRECKENRIDGE RESORT PROPERTIES, INC.	Colorado	BRECKENRIDGE RESORT PROPERTIES
BRECKENRIDGE TERRACE, LLC	Colorado
BRYCE CANYON LODGE COMPANY	Colorado	BRYCE CANYON NATIONAL PARK LODGE COMPANY
COLORADO MOUNTAIN EXPRESS, INC. (F/K/A DELIVERY ACQUISITION, INC.)	Colorado
CME
CMECOUPONS
CMECOUPONS.COM
CME DESTINATIONS WEST
CME PARTNERS
CME PREMIER
COLORADO MOUNTAIN EXPRESS
DESTINATIONS WEST
PREMIER VIP TRANSPORTATION
RESORT EXPRESS
ROCKY MOUNTAIN ART GUIDE
ROCKY MOUNTAIN DINING GUIDE
SKIER'S CONNECTION
TRANSPORTATION MANAGEMENT SYSTEMS
WHEELS OF FORTUNE

COLTER BAY CAFÉ COURT, LLC	Wyoming
COLTER BAY CONVENIENCE STORE, LLC	Wyoming
COLTER BAY CORPORATION	Wyoming

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
COLTER BAY GENERAL STORE, LLC	Wyoming
COLTER BAY MARINA, LLC	Wyoming
CRYSTAL PEAK LODGE OF BRECKENRIDGE, INC.	Colorado	CRYSTAL PEAK LODGE
EVER VAIL, LLC	Colorado
FIRST CHAIR HOUSING TRUSTEE LLC	Colorado
FLAGG RANCH COMPANY	Colorado
FOREST RIDGE HOLDINGS, INC.	Colorado
GILLETT BROADCASTING, INC.	Delaware
GORE CREEK PLACE, LLC	Colorado
GRAND TETON LODGE COMPANY	Wyoming
GROS VENTRE UTILITY COMPANY	Wyoming
HEAVENLY VALLEY, LIMITED PARTNERSHIP	Nevada
BUB'S PUB
EXPEDITION KIRKWOOD
HEAVENLY MOUNTAIN RESORT
KIRKWOOD
KIRKWOOD CENTRAL RESERVATIONS
KIRKWOOD GENERAL STORE
KIRKWOOD MOUNTAIN OUTFITTERS
KIRKWOOD MOUNTAIN RESORT
KIRKWOOD RESORT
KIRKWOOD SERVICE CENTER
KIRKWOOD SKI AND SUMMER RESORT
KIRKWOOD SKI RESORT
KIRKWOOD TOUR CENTER
MONTE WOLFS MOUNTAIN KITCHEN
OFF THE WALL BAR AND GRILL
TIMBER CREEK

HUNKIDORI LAND COMPANY, LLC	Colorado
HVLP KIRKWOOD SERVICES, LLC	California
JACKSON HOLE GOLF AND TENNIS CLUB, INC.	Wyoming
JACKSON HOLE GOLF AND TENNIS CLUB SNACK SHACK, LLC	Wyoming
JACKSON LAKE LODGE CORPORATION	Wyoming
JENNY LAKE LODGE, INC.	Wyoming
JENNY LAKE STORE, LLC	Wyoming
JHL&S LLC	Wyoming
KEYSTONE CONFERENCE SERVICES, INC.	Colorado
KEYSTONE DEVELOPMENT SALES, INC.	Colorado

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
KEYSTONE FOOD AND BEVERAGE COMPANY	Colorado	9280' ALPENTOP DELI, INC. KEYSTONE CORPORATE CENTER CORPORATION KEYSTONE LODGE & SPA ONE SKI HILL PLACE THE CROW'S NEST, INC.
KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY	Colorado	KEYSTONE CENTRAL RESERVATIONS, INC. KEYSTONE MOUNTAIN RESERVATIONS, INC. KEYSTONE PROPERTY MANAGEMENT, INC.
KEYSTONE/INTRAWEST, LLC	Delaware	KEYSTONE REAL ESTATE DEVELOPMENTS
KEYSTONE/INTRAWEST REAL ESTATE, LLC	Colorado
LA POSADA BEVERAGE SERVICE, LLC	Delaware
LAKE TAHOE LODGING COMPANY	Colorado	ACCOMMODATION STATION
LARKSPUR RESTAURANT & BAR, LLC	Colorado
LODGE PROPERTIES, INC.	Colorado	THE LODGE AT VAIL
LODGE REALTY, INC.	Colorado
MESA VERDE LODGE COMPANY	Colorado
MOUNTAIN NEWS GmbH	Austria
MOUNTAIN NEWS GmbH	Germany
MOUNTAIN THUNDER, INC.	Colorado
NATIONAL PARK HOSPITALITY COMPANY	Colorado
NORTHSTAR GROUP COMMERCIAL PROPERTIES, LLC	Delaware
NORTHSTAR GROUP RESTAURANT PROPERTIES, LLC	Delaware
ONE RIVER RUN, LLC	Colorado
ONE SKI HILL PLACE, LLC	Colorado
PROPERTY MANAGEMENT ACQUISITION CORP., INC.	Tennessee	ROCKY MOUNTAIN RESORT LODGING COMPANY
RCR VAIL, LLC	Colorado	ROCKY MOUNTAIN RESIDENCES, LLC
ROCKRESORTS ARRABELLE, LLC	Colorado
ROCKRESORTS BAHAMAS, LLC	Bahamas
ROCKRESORTS CHEECA, LLC	Delaware
ROCKRESORTS CORDILLERA LODGE COMPANY, LLC	Colorado
ROCKRESORTS COSTA RICA S.R.L.	Costa Rica
ROCKRESORTS DR, LLC	Delaware
ROCKRESORTS EQUINOX, INC.	Vermont

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
ROCKRESORTS HOTEL JEROME, LLC	Colorado
ROCKRESORTS INTERNATIONAL, LLC	Delaware
ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY	Colorado	ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY, LLC
ROCKRESORTS JAMAICA LIMITED	Jamaica
ROCKRESORTS LAPOSADA, LLC	Delaware
ROCKRESORTS ROSARIO, LLC	Delaware
ROCKRESORTS SKI TIP, LLC	Colorado
ROCKRESORTS (ST. LUCIA) INC.	St. Lucia
ROCKRESORTS TEMPO, LLC	Florida
ROCKRESORTS THIRD TURTLE, LTD.	Turks & Caicos Islands
ROCKRESORTS WYOMING, LLC	Wyoming
ROCKRESORTS, LLC	Delaware
SKIINFO AS	Norway
SKIINFO.FR S.A.R.L.	France
SKIINFO ITALY S.R.L.	Italy
SKIINFO S.R.O.	Slovakia
SLIFER SMITH & FRAMPTON/VAIL ASSOCIATES REAL ESTATE, LLC	Colorado
SLIFER, SMITH & FRAMPTON REAL ESTATE
SLIFER, SMITH & FRAMPTON/VAIL ASSOCIATES
SLIFER, SMITH & FRAMPTON/VAIL ASSOCIATES LLC
VAIL LIONSHEAD REAL ESTATE BROKERS
VAIL-LIONSHEAD REAL ESTATE BROKERS
VAIL-LIONSHEAD REAL ESTATE CO.

SOHO DEVELOPMENT, LLC	Colorado
SSI VENTURE, LLC	Colorado
ALL MOUNTAIN SPORTS
ALTERNATIVE EDGE
ANY MOUNTAIN
ASPEN SPORTS AT SNOWMASS LLC
ASPEN SPORTS LLC
BICYCLE VILLAGE OF COLORADO
BOARDER CROSS
BOULDER SKI DEALS LLC
BRECKENRIDGE SPORTS
BREEZE, INC.
BREEZE SKI RENTALS, INC.
BREEZE SKI & SPORT
BUTTERBOX
BUYSKIS.COM
COLORADO SKI & GOLF LLC
COLORADO SNOWBOARDS LLC
COPPER MOUNTAIN SPORTS
COPPER VILLAGE SPORTS
DEPOT

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
SSI VENTURE, LLC (continued)	Colorado
DEPOT SKI RENTALS
EFLIN SPORTS
FRISCO SPORTS
GONDOLA SPORTS
GORE CREEK FLY FISHERMAN
GRAND WEST OUTFITTERS LLC
HAPPY THOUGHTS LLC
HEAVENLY EYES
HEAVENLY GIFTS
HEAVENLY SPORTS
KEYSTONE SPORTS
KIRKWOOD MOUNTAIN SPORTS
LIONSHEAD SPORTS LLC
MAX SNOWBOARD, INC.
MINE CHILDREN’S
MOUNTAIN ADVENTURE CENTER
MOUNTAIN BASICS LLC
MOUNTAIN SPORTS OUTLET LLC
MOUNTAINSPORT TELLURIDE LLC
NORTHSTAR LOGO
NORTHSTAR SPORTS
ONE TRACK MIND LLC
PEAK SPORTS
RENTBOARDS.COM
RENTSKIS.COM
RENTSKIS GOLD
RIVER RUN SPORTS LLC
ROCKY MOUNTAIN EYES AND TEES
ROCKY MOUNTAIN EYES AND T'S
ROCKY MOUNTAIN EYEWEAR
ROCKY MOUNTAIN EYEWEAR LTD.
SAN MIGUEL ANGLERS
SKI DEPOT
SKI DEPOT RENTALS
SKI DEPOT SPORTS
SNOWMASS SPORT STALKER LLC
SPECIALTY SPORTS NETWORK LLC
SPECIALTY SPORTS VENTURE LLC
STEAMBOAT SPORTS
TAYLOR CREEK
TAYLOR CREEK ANGLING SERVICES
TAYLOR CREEK FLY SHOPS
TAYLOR CREEK SPORTS
TELLURIDE ADVENTURES LLC
TELLURIDE SPORTS LLC
TEN MILE SPORTS
THE BOARDING HOUSE
THE DEPOT
THE SKI DOCTOR LLC
TRUE NORTH
VAIL FISHING GUIDES
VAIL FLY-FISHING
VAIL FLY-FISHING OUTFITTERS
WINTER PARK SKI RENTALS
WINTER PARK SKI SWAP
WINTER PARK SPORTS
WINTER PARK SWAP SHOP

SSV HOLDINGS, INC.	Colorado	NEVE SPORTS

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
SSV ONLINE LLC	Wisconsin	OUTDOOR OUTLET O2 GEAR
SSV ONLINE HOLDINGS, INC.	Colorado
STAGECOACH DEVELOPMENT, LLC	Nevada
STAMPEDE CANTEEN, LLC	Wyoming
TCRM COMPANY	Delaware
TENDERFOOT SEASONAL HOUSING, LLC	Colorado
TETON HOSPITALITY SERVICES, INC.	Wyoming
THE CHALETS AT THE LODGE AT VAIL, LLC	Colorado	THE LODGE AT VAIL CHALETS
THE VAIL CORPORATION	Colorado
ARROWHEAD ALPINE CLUB
AVAIL ADVENTURE OUTFITTERS, LTD.
BACHELOR GULCH CLUB
BACHELOR GULCH, INC.
BEAVER CREEK CLUB
PASSPORT CLUB
PRATER LANE PLAY SCHOOL
RED SKY GOLF CLUB
RED SKY GOLF CLUB GUEST CLUBHOUSE PRO SHOP
RED SKY GOLF CLUB MEMBER PRO SHOP
THE ARRABELLE CLUB
THE OSPREY AT BEAVER CREEK
THE PASSPORT CLUBHOUSE AT GOLDEN PEAK
THE YOUNGER GENERATION, INC.
VAIL ASSOCIATES, INC.
VAIL CONSULTANTS, INC.
VAIL RESORTS MANAGEMENT COMPANY
VAIL SNOWBOARD SUPPLY

THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC.	Tennessee	BRECKENRIDGE MOUNTAIN LODGE MAGGIE CAFETERIA MOUNTAIN THUNDER PROPERTY MANAGEMENT COMPANY ROCKY MOUNTAIN RESORT LODGING THE VILLAGE AT BRECKENRIDGE THE VILLAGE AT BRECKENRIDGE RESORT VILLAGE PUB
TRIMONT LAND COMPANY	California	NORTHSTAR AT TAHOE RESORT NORTHSTAR CALIFORNIA
VA RANCHO MIRAGE I, INC.	Colorado
VA RANCHO MIRAGE II, INC.	Colorado
VA RANCHO MIRAGE RESORT, L.P.	Delaware
VAIL ASSOCIATES HOLDINGS, LTD.	Colorado
VAIL ASSOCIATES INVESTMENTS, INC.	Colorado	WARREN LAKES VENTURE, LTD.
VAIL ASSOCIATES REAL ESTATE, INC.	Colorado

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
VAIL FOOD SERVICES, INC.	Colorado
BISTRO 14
EXTRA EXTRA
FOX HOLLOW GOLF COURSE CLUBHOUSE, INC.
GOLDEN PEAK GRILL
GOLDEN PEAK RESTAURANT AND CANTINA, INC.
IN THE DOG HAUS INC.
ONE ELK RESTAURANT, INC.
SALSA'S, INC.
THE LIONS DEN BAR & GRILL
TWO ELK RESTAURANT, INC.
VAIL MOUNTAIN DINING COMPANY
WILDWOOD EXPRESS
WILDWOOD SMOKEHOUSE, INC.

VAIL HOLDINGS, INC.	Colorado
APRES LOUNGE, INC.
AVON AT BEAVER CREEK, INC.
AVON-VAIL COMPANY
BEAVER CREEK ADVERTISING AGENCY, INC.
BEAVER CREEK EQUESTRIAN CENTER, INC.
BEAVER CREEK GOLF AND TENNIS CLUB, INC.
BEAVER CREEK GOLF CLUB BAR & GRILL, INC.
BEAVER CREEK GOLF CLUB, INC.
BEAVER CREEK GUIDES, INC.
BEAVER CREEK JEEP GUIDES, INC.
BEAVER CREEK MERCHANTS ASSOCIATION, INC.
BEAVER CREEK RESERVATION SERVICE, INC.
BEAVER CREEK RESORT AND TENNIS CLUB, INC.
BEAVER CREEK RESORT ASSOCIATION, INC.
BEAVER CREEK SECURITY, INC.
BEAVER CREEKSIDE, INC.
BEAVER CREEK SKI AND SPORTS, INC.
BEAVER CREEK SKI AREA, INC.
BEAVER CREEK SKI CORPORATION
BEAVER CREEK SKIING CORPORATION
BEAVER CREEK SKI PATROL, INC.
BEAVER CREEK SKI RENTAL, INC.
BEAVER CREEK SKI REPAIR, INC.
BEAVER CREEK SKI RESORT, INC.
BEAVER CREEK SKI SCHOOL, INC.
BEAVER CREEK SKI SERVICE, INC.
BEAVER CREEK SKI SHOPS, INC.
BEAVER CREEK SPORTING GOODS, INC.
BEAVER CREEK SPORT SHOP, INC.
BEAVER CREEK SPORTS, INC.
BEAVER CREEK TENNIS CLUB, INC.
BEAVER CREEK VACATION RESORT, INC.

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
VAIL HOLDINGS, INC. (continued)	Colorado
EAGLE RESIDENCES, INC.
GAME CREEK CLUB, INC.
LODGE AT BEAVER CREEK, INC.
PLAZA LODGE AT BEAVER CREEK, INC.
THE ENCLAVE RESTAURANT, INC.
THE INN AT BEAVER CREEK, INC.
TRAIL'S END BAR, INC.
VAIL ASSOCIATES DEVELOPMENT CORPORATION
VAIL/BEAVER CREEK CENTRAL RESERVATIONS
VAIL-BEAVER CREEK COMPANY
VAIL BEAVER CREEK REAL ESTATE, INC.
VAIL MOUNTAIN CLUB, INC.
VAIL MOUNTAIN RESORT AND CONFERENCE CENTER, INC.
VAIL MOUNTAIN RESORT, INC.
VAIL PRODUCTIONS, INC.
WILDWOOD SHELTER, INC.

VAIL HOTEL MANAGEMENT COMPANY, LLC	Colorado
VAIL RESORTS DEVELOPMENT COMPANY	Colorado	VAIL ASSOCIATES REAL ESTATE GROUP, INC.
VAIL RESORTS LODGING COMPANY	Delaware	VAIL RESORTS HOSPITALITY
VAIL RR, INC.	Colorado
VAIL SUMMIT RESORTS, INC.	Colorado
BEAVER CREEK VILLAGE TRAVEL, INC.
BRECKENRIDGE HOSPITALITY
BRECKENRIDGE LODGING & HOSPITALITY
BRECKENRIDGE MOUNTAIN RESORT, INC.
BRECKENRIDGE PROPERTY MANAGEMENT
BRECKENRIDGE SKI RESORT
BRECKENRIDGE SKI RESORT CORPORATION
BRECKENRIDGE SKI RESORT, INC.
COLORADO VACATIONS, INC.
KEYSTONE CONFERENCE CENTER
KEYSTONE LODGE & SPA
KEYSTONE LODGING AND HOSPITALITY
KEYSTONE RESORT
KEYSTONE RESORT, INC.
KEYSTONE TRAVEL
RESERVATIONS FOR THE SUMMIT
ROCKY MOUNTAIN RESORT RESERVATIONS
ROCKY MOUNTAIN RESORT VACATIONS
ROCKY MOUNTAIN SKI CONSOLIDATORS
VAIL/BEAVER CREEK CENTRAL RESERVATIONS, INC.
VAIL/BEAVER CREEK RESERVATIONS, INC.
VAIL/BEAVER CREEK TRAVEL, INC.

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
VAIL TRADEMARKS, INC.	Colorado
VAIL/ARROWHEAD, INC.	Colorado
VAIL/BEAVER CREEK RESORT PROPERTIES, INC.	Colorado
ARROWHEAD PROPERTY MANAGEMENT COMPANY, INC.
BACHELOR GULCH PROPERTY MANAGEMENT COMPANY, INC.
BEAVER CREEK RESORT PROPERTIES
BEAVER CREEK TENNIS CENTER, INC.
TRAPPER'S CABIN, INC.
VAIL ASSOCIATES PROPERTY MANAGEMENT COMPANY, INC.
VAIL PROPERTY MANAGEMENT

VAMHC, INC.	Colorado
VR ACQUISITION, INC.	California
VR HEAVENLY CONCESSIONS, INC.	California
VR HEAVENLY I, INC.	Delaware
VR HEAVENLY II, INC.	Delaware
VR HOLDINGS, INC.	Colorado
ZION LODGE COMPANY	Colorado
Includes only those entities owned 50% or greater.